FBR Securitization Trust 2005-2
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted	Percent of	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Full	Average
	Mortgage	Principal	Principal	Gross	Credit	Original	Doc	Debt
Originator	Loans	Balance	Balance	Coupon	Score	LTV	Loans	Ratio

Encore	4,021	924,766,674.53	39.89	6.928	622	81.75	55.69	41.68
Finance America	3,510	575,770,223.07	24.84	7.319	613	81.37	64.07	37.54
Accredited	2,848	566,191,377.43	24.42	7.414	639	80.74	37.62	41.73
Resmae	1,296	225,060,478.16	9.71	7.343	644	82.24	37.78	43.57
Quickloan	110	26,358,740.89	1.14	7.314	601	74.75	60.44	43.27

Total:	11,785	2,318,147,494.08	100.00	7.189	625	81.38	51.67	40.86

			Percent of	Weighted	Weighted	Weighted	Percent of	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Full	Average
	Mortgage	Principal	Principal	Gross	Credit	Original	Doc	Debt
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV	Loans	Ratio

4.501 - 5.000	8	1,995,679.25	0.09	4.994	648	75.78	64.54	38.69
5.001 - 5.500	148	42,344,851.31	1.83	5.376	650	75.90	83.75	42.50
5.501 - 6.000	865	236,379,681.26	10.20	5.885	648	76.43	71.18	42.13
6.001 - 6.500	1,461	380,648,569.19	16.42	6.339	646	78.59	58.94	40.93
6.501 - 7.000	2,432	581,573,672.06	25.09	6.836	633	80.42	46.28	41.18
7.001 - 7.500	1,741	365,718,341.94	15.78	7.320	624	82.59	42.44	40.95
7.501 - 8.000	1,829	339,518,150.19	14.65	7.811	609	83.71	41.63	40.10
8.001 - 8.500	916	142,823,900.07	6.16	8.305	592	84.12	51.71	39.87
8.501 - 9.000	865	110,970,569.89	4.79	8.816	582	85.51	56.16	39.35
9.001 - 9.500	397	40,706,898.39	1.76	9.298	581	85.90	59.67	39.84
9.501 - 10.000	534	40,910,042.28	1.76	9.823	606	89.34	55.42	40.20
10.001 - 10.500	187	12,888,656.73	0.56	10.316	613	92.42	52.47	42.10
10.501 - 11.000	248	14,115,602.86	0.61	10.856	617	95.44	58.97	41.20
11.001 - 11.500	120	5,484,256.43	0.24	11.333	612	97.07	54.66	41.93
11.501 - 12.000	30	1,812,333.85	0.08	11.885	591	88.00	74.25	45.55
12.001 - 12.500	3	209,519.91	0.01	12.226	524	67.99	100.00	36.45
13.501 - 14.000	1	46,768.47	0.00	13.999	535	90.00	100.00	44.72

Total:	11,785	2,318,147,494.08	100.00	7.189	625	81.38	51.67	40.86

Min: 4.990
Max: 13.999
Weighted Average: 7.189

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted	Percent of	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Full	Average
	Mortgage	Principal	Principal	Gross	Credit	Original	Doc	Debt
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV	Loans	Ratio

0.01 - 50,000.00	869	32,061,197.49	1.38	9.502	624	89.55	75.01	37.58
50,000.01 - 100,000.00	2,204	166,809,198.33	7.20	8.354	612	84.12	68.12	38.15
100,000.01 - 150,000.00	2,310	289,274,461.45	12.48	7.540	614	81.45	65.81	39.25
150,000.01 - 200,000.00	1,777	310,703,129.97	13.40	7.248	617	80.33	57.53	40.87
200,000.01 - 250,000.00	1,246	280,336,539.64	12.09	7.076	622	80.32	52.89	41.29
250,000.01 - 300,000.00	1,099	301,823,742.73	13.02	6.957	628	80.58	46.43	41.95
300,000.01 - 350,000.00	735	237,899,393.43	10.26	6.933	632	81.38	44.72	41.82
350,000.01 - 400,000.00	569	213,227,998.27	9.20	6.900	635	81.98	38.62	42.29
400,000.01 - 450,000.00	370	157,366,945.72	6.79	6.875	630	81.79	41.84	41.93
450,000.01 - 500,000.00	257	122,782,223.42	5.30	6.847	645	81.78	39.87	41.16
500,000.01 - 550,000.00	141	74,022,216.93	3.19	6.767	638	81.53	48.22	41.00
550,000.01 - 600,000.00	104	59,656,987.03	2.57	6.877	640	81.66	47.23	41.06
600,000.01 - 650,000.00	36	22,468,678.74	0.97	6.999	626	82.98	50.31	39.78
650,000.01 - 700,000.00	29	19,658,310.46	0.85	6.767	637	81.20	37.82	38.86
700,000.01 - 750,000.00	31	22,844,032.92	0.99	6.736	603	78.15	45.09	35.75
750,000.01 - 800,000.00	1	790,000.00	0.03	6.880	599	64.49	100.00	54.75
800,000.01 - 850,000.00	2	1,616,781.34	0.07	7.803	670	82.10	100.00	40.85
850,000.01 - 900,000.00	1	870,942.00	0.04	5.640	744	68.04	100.00	47.69
950,000.01 - 1,000,000.00	4	3,934,714.21	0.17	7.119	616	59.84	75.09	36.72

Total:	11,785	2,318,147,494.08	100.00	7.189	625	81.38	51.67	40.86

Min: $12,491.78
Max: $1,000,000.00
Average: $196,703.22

			Percent of	Weighted	Weighted	Weighted	Percent of	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Full	Average
	Mortgage	Principal	Principal	Gross	Credit	Original	Doc	Debt
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV	Loans	Ratio

ARM 2/28	6,587	1,268,406,527.51	54.72	7.354	609	81.32	50.18	40.37
ARM 2/28 - IO	1,967	568,976,053.43	24.54	6.663	653	81.33	48.94	41.91
Fixed 30 yr	1,351	234,268,001.00	10.11	7.071	632	77.50	62.99	40.02
ARM 3/27	296	52,509,459.57	2.27	7.509	622	84.00	56.31	41.58
Balloon 30/15	854	47,597,644.46	2.05	10.142	661	99.79	48.09	42.64
ARM 3/27 - IO	127	36,687,410.39	1.58	6.454	658	81.86	68.84	41.72
ARM 1/29	135	36,477,898.86	1.57	6.958	613	84.38	28.96	43.78
Fixed 30 yr - IO	88	25,430,497.41	1.10	6.389	676	77.33	76.72	40.58
ARM 5/25	73	15,477,140.51	0.67	6.946	624	78.96	63.45	39.43
Fixed 15 yr	123	9,633,532.03	0.42	7.858	616	72.49	60.50	37.48
Fixed 20 yr	129	9,631,746.57	0.42	8.702	638	87.78	65.23	41.67
6 Month ARM	32	9,083,660.97	0.39	7.124	636	86.28	21.74	42.98
ARM 5/25 - IO	14	3,149,555.08	0.14	6.999	657	81.82	93.59	42.10
Fixed 10 yr	5	420,605.33	0.02	6.934	604	65.97	80.61	32.91
Fixed 25 yr	3	337,760.96	0.01	6.723	627	71.25	100.00	45.45
Fixed 15 yr - IO	1	60,000.00	0.00	7.440	713	9.23	100.00	44.96

Total:	11,785	2,318,147,494.08	100.00	7.189	625	81.38	51.67	40.86

			Percent of	Weighted	Weighted	Weighted	Percent of	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Full	Average
	Mortgage	Principal	Principal	Gross	Credit	Original	Doc	Debt
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV	Loans	Ratio

Adjustable	9,231	1,990,767,706.32	85.88	7.132	623	81.47	49.98	40.94
Fixed	1,700	279,782,143.30	12.07	7.091	635	77.62	64.31	40.03
Balloon	854	47,597,644.46	2.05	10.142	661	99.79	48.09	42.64

Total:	11,785	2,318,147,494.08	100.00	7.189	625	81.38	51.67	40.86

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2

Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted	Percent of	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Full	Average
	Mortgage	Principal	Principal	Gross	Credit	Original	Doc	Debt
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV	Loans	Ratio

1	150	26,937,994.81	1.16	7.207	628	78.60	59.18	39.92
2	4,551	804,799,561.73	34.72	7.283	623	81.02	55.90	39.65
3	3,933	776,483,533.84	33.50	7.347	634	80.91	40.34	41.50
4	1,260	256,808,074.95	11.08	7.175	628	83.72	48.46	41.36
5	1,433	334,326,774.75	14.42	6.828	615	81.01	60.38	41.22
6	323	82,065,290.16	3.54	6.721	607	84.20	72.34	42.74
7	100	27,801,184.12	1.20	6.191	608	81.81	93.42	43.70
8	31	8,104,224.50	0.35	6.122	604	81.83	82.49	44.72
9	3	505,182.87	0.02	5.813	647	83.37	32.73	37.07
11	1	315,672.35	0.01	6.800	573	85.00	100.00	50.75

Total:	11,785	2,318,147,494.08	100.00	7.189	625	81.38	51.67	40.86

Min: 1
Max: 11
Weighted Average: 3

			Percent of	Weighted	Weighted	Weighted	Percent of	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Full	Average
	Mortgage	Principal	Principal	Gross	Credit	Original	Doc	Debt
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV	Loans	Ratio

1	10,811	2,264,550,161.40	97.69	7.118	625	80.94	51.71	40.82
2	974	53,597,332.68	2.31	10.165	660	99.76	50.12	42.67

Total:	11,785	2,318,147,494.08	100.00	7.189	625	81.38	51.67	40.86

			Percent of	Weighted	Weighted	Weighted	Percent of	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Full	Average
	Mortgage	Principal	Principal	Gross	Credit	Original	Doc	Debt
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV	Loans	Ratio

5.01 - 10.00	1	60,000.00	0.00	7.440	713	9.23	100.00	44.96
10.01 - 15.00	2	104,267.43	0.00	6.308	713	13.14	38.05	24.07
15.01 - 20.00	4	573,426.10	0.02	7.246	578	18.45	100.00	35.92
20.01 - 25.00	19	1,950,702.05	0.08	7.443	598	22.62	52.01	39.01
25.01 - 30.00	14	1,824,486.91	0.08	7.099	589	27.44	76.39	37.95
30.01 - 35.00	22	2,521,096.80	0.11	6.784	612	32.36	68.08	39.22
35.01 - 40.00	37	4,944,284.21	0.21	7.151	579	38.16	46.33	38.13
40.01 - 45.00	61	10,624,216.54	0.46	6.838	610	43.26	57.67	39.95
45.01 - 50.00	93	16,268,406.67	0.70	6.748	596	48.17	48.69	37.90
50.01 - 55.00	124	23,501,313.80	1.01	6.753	600	52.88	51.90	39.49
55.01 - 60.00	179	37,743,402.89	1.63	6.926	587	58.00	48.32	37.89
60.01 - 65.00	385	81,505,241.10	3.52	7.000	584	63.23	58.55	39.62
65.01 - 70.00	513	105,618,977.43	4.56	6.973	595	68.70	53.33	40.88
70.01 - 75.00	702	154,078,831.31	6.65	6.938	595	74.03	56.27	40.02
75.01 - 80.00	4,079	880,588,405.47	37.99	6.870	643	79.75	47.55	41.73
80.01 - 85.00	1,419	303,530,596.13	13.09	7.244	606	84.42	56.63	40.45
85.01 - 90.00	2,154	436,229,919.78	18.82	7.495	621	89.65	55.28	39.94
90.01 - 95.00	712	155,237,152.17	6.70	7.509	649	94.72	42.77	41.47
95.01 - 100.00	1,265	101,242,767.29	4.37	9.058	657	99.91	56.71	42.15

Total:	11,785	2,318,147,494.08	100.00	7.189	625	81.38	51.67	40.86

Min: 9.23
Max: 100.00
Weighted Average: 81.38

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2

Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted	Percent of	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Full	Average
	Mortgage	Principal	Principal	Gross	Credit	Original	Doc	Debt
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV	Loans	Ratio

475 - 499	29	4,800,286.73	0.21	9.614	487	64.81	100.00	43.08
500 - 524	626	105,700,018.23	4.56	8.061	513	74.13	76.25	40.74
525 - 549	934	163,342,235.61	7.05	7.820	537	76.77	70.13	40.50
550 - 574	1,081	200,000,907.99	8.63	7.555	562	80.14	62.66	40.29
575 - 599	1,629	295,528,422.58	12.75	7.250	587	79.91	67.68	40.91
600 - 624	2,023	409,046,697.93	17.65	7.075	612	82.27	58.89	41.04
625 - 649	1,818	370,319,424.25	15.97	7.021	637	82.70	49.89	41.36
650 - 674	1,409	284,306,149.72	12.26	7.051	661	83.54	37.33	40.89
675 - 699	992	206,510,743.43	8.91	6.960	686	83.44	29.78	40.63
700 - 724	607	140,511,599.39	6.06	6.826	711	83.25	30.31	40.80
725 - 749	323	67,353,965.17	2.91	6.840	736	82.49	30.06	40.98
750 - 774	225	50,132,443.35	2.16	6.826	761	82.13	17.74	40.44
775 - 799	80	18,317,509.27	0.79	6.734	782	82.38	34.50	38.93
800 - 824	9	2,277,090.43	0.10	6.160	804	77.74	55.64	43.84

Total:	11,785	2,318,147,494.08	100.00	7.189	625	81.38	51.67	40.86

Min: 475
Max: 813
NZ Weighted Average: 625

			Percent of	Weighted	Weighted	Weighted	Percent of	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Full	Average
	Mortgage	Principal	Principal	Gross	Credit	Original	Doc	Debt
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV	Loans	Ratio

Cashout Refinance	5,922	1,298,736,893.34	56.02	7.118	609	79.60	54.08	40.83
Purchase	5,342	914,878,366.18	39.47	7.312	651	83.89	46.51	40.89
Rate/Term Refinance	521	104,532,234.56	4.51	6.989	609	81.41	67.00	41.10

Total:	11,785	2,318,147,494.08	100.00	7.189	625	81.38	51.67	40.86

			Percent of	Weighted	Weighted	Weighted	Percent of	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Full	Average
	Mortgage	Principal	Principal	Gross	Credit	Original	Doc	Debt
Property Type	Loans	Balance	Balance	Coupon	Score	LTV	Loans	Ratio

Single Family	8,574	1,602,756,251.18	69.14	7.191	620	81.26	53.39	40.80
PUD	1,185	259,477,066.38	11.19	7.195	626	81.92	55.10	40.85
Duplex	690	169,418,331.46	7.31	7.111	642	81.36	37.88	41.45
Condo	886	162,912,200.97	7.03	7.175	643	82.95	47.95	41.53
3-4 Family	291	91,901,920.37	3.96	7.279	652	78.25	40.33	39.13
Townhouse	151	30,178,833.20	1.30	7.245	625	84.76	63.21	42.68
Manufactured	6	1,286,405.00	0.06	7.253	595	71.89	57.42	44.81
Modular	2	216,485.52	0.01	7.903	613	82.27	45.45	33.56

Total:	11,785	2,318,147,494.08	100.00	7.189	625	81.38	51.67	40.86

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2

Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted	Percent of	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Full	Average
	Mortgage	Principal	Principal	Gross	Credit	Original	Doc	Debt
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV	Loans	Ratio

Full	6,853	1,194,954,647.87	51.55	7.101	608	81.30	100.00	41.02
Stated	4,601	1,043,308,105.68	45.01	7.297	647	81.52	0.00	40.99
12 mo. Bank Statements	150	33,259,350.31	1.43	7.102	643	82.85	0.00	37.69
Limited	118	32,159,994.21	1.39	6.944	590	79.38	0.00	39.06
Alt.	48	10,363,562.59	0.45	7.605	594	78.61	0.00	28.38
24 mo. Bank Statements	10	2,929,815.56	0.13	6.743	615	81.69	100.00	33.61
6 mo. Bank Statements	5	1,172,017.86	0.05	6.987	675	77.54	0.00	39.65

Total:	11,785	2,318,147,494.08	100.00	7.189	625	81.38	51.67	40.86

			Percent of	Weighted	Weighted	Weighted	Percent of	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Full	Average
	Mortgage	Principal	Principal	Gross	Credit	Original	Doc	Debt
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV	Loans	Ratio

Owner Occupied	10,679	2,133,926,493.66	92.05	7.145	623	81.26	52.06	41.40
Non-Owner Occupied	1,055	172,314,807.76	7.43	7.719	652	82.81	47.81	34.28
Second Home	51	11,906,192.66	0.51	7.373	663	82.66	38.09	40.59

Total:	11,785	2,318,147,494.08	100.00	7.189	625	81.38	51.67	40.86

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2

Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted	Percent of	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Full	Average
	Mortgage	Principal	Principal	Gross	Credit	Original	Doc	Debt
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV	Loans	Ratio

California	3,112	869,639,660.34	37.51	6.818	632	79.52	45.65	41.94
Illinois	1,241	225,571,083.79	9.73	7.394	627	83.67	49.04	40.84
Florida	1,161	193,213,070.51	8.33	7.349	625	81.63	47.52	40.46
New York	472	141,407,409.58	6.10	7.079	637	80.00	40.25	41.47
Arizona	464	80,062,331.11	3.45	7.336	618	82.57	61.30	38.05
Maryland	285	66,633,450.62	2.87	7.327	612	81.18	61.53	39.95
Virginia	307	63,237,317.67	2.73	7.234	621	82.20	56.46	40.81
New Jersey	202	50,176,480.32	2.16	7.410	637	81.10	32.83	40.85
Texas	485	48,818,768.80	2.11	7.827	606	82.16	69.33	39.02
Nevada	221	47,886,394.13	2.07	7.033	631	81.31	46.81	40.91
Georgia	294	40,504,782.02	1.75	7.785	618	84.16	66.16	39.90
Colorado	226	38,247,153.26	1.65	7.164	619	83.18	71.18	40.29
Michigan	289	34,246,472.72	1.48	7.804	607	85.19	65.29	38.60
Massachusetts	127	34,113,536.19	1.47	7.323	628	80.98	33.25	42.64
Ohio	289	32,876,015.76	1.42	7.624	619	87.11	71.82	39.77
Connecticut	139	28,977,561.82	1.25	7.276	624	80.43	51.70	42.14
Washington	166	28,572,351.86	1.23	7.152	626	82.55	72.04	41.00
Pennsylvania	226	28,034,137.69	1.21	7.709	602	83.72	70.01	38.36
Missouri	261	26,615,267.49	1.15	8.138	596	85.15	76.45	39.13
Minnesota	132	24,685,632.83	1.06	7.073	617	82.76	53.91	40.44
Hawaii	70	24,633,565.29	1.06	6.798	649	82.82	42.17	36.53
District of Columbia	73	18,598,941.10	0.80	7.166	612	75.60	61.03	38.01
Indiana	165	16,419,841.45	0.71	8.056	596	86.33	82.12	38.95
Mississippi	200	15,346,537.01	0.66	8.094	584	85.15	87.96	39.21
Alabama	151	14,182,721.69	0.61	8.268	601	85.41	77.80	38.62
Utah	98	12,569,854.98	0.54	7.328	629	83.92	71.62	41.71
Oregon	80	11,762,548.99	0.51	7.043	631	80.01	70.75	40.53
Wisconsin	82	10,477,877.85	0.45	7.949	603	80.97	64.24	39.96
North Carolina	80	10,312,078.41	0.44	8.040	600	85.58	71.10	37.82
New Mexico	60	9,666,992.24	0.42	7.807	623	82.90	55.91	39.70
Rhode Island	41	8,998,011.34	0.39	7.237	644	82.42	53.57	42.85
Louisiana	84	8,513,948.85	0.37	7.955	605	84.30	65.61	38.90
Tennessee	78	7,620,943.50	0.33	8.111	619	87.50	65.21	36.89
Oklahoma	91	6,328,401.44	0.27	7.780	609	83.13	85.44	38.56
Kansas	49	5,993,323.96	0.26	7.818	611	85.21	61.04	40.29
Kentucky	47	4,840,579.02	0.21	7.877	589	87.49	81.30	38.97
Iowa	44	4,636,202.91	0.20	7.951	632	85.85	54.61	39.95
South Carolina	45	4,563,724.23	0.20	8.207	596	87.00	66.15	39.25
Idaho	24	3,293,642.59	0.14	7.564	606	79.93	64.20	41.11
New Hampshire	14	2,880,838.19	0.12	7.559	617	81.02	59.67	44.31
Delaware	13	2,460,926.20	0.11	7.485	603	82.63	44.75	40.84
West Virginia	23	2,195,473.21	0.09	9.008	563	78.22	84.98	42.15
Maine	12	2,127,341.33	0.09	7.250	607	83.01	69.27	41.25
Arkansas	21	1,774,732.44	0.08	8.285	592	88.33	85.88	35.40
Montana	11	1,137,056.88	0.05	7.047	655	85.57	68.34	41.92
Vermont	8	1,023,713.68	0.04	7.203	681	80.25	14.07	42.04
Nebraska	12	960,768.53	0.04	8.430	594	89.68	71.62	39.95
Alaska	4	593,096.07	0.03	7.152	598	66.45	100.00	39.13
Wyoming	2	406,968.37	0.02	7.026	629	80.00	44.82	44.34
South Dakota	2	184,831.27	0.01	8.530	626	97.48	49.66	43.85
North Dakota	2	123,132.55	0.01	8.315	576	87.17	100.00	38.33

Total:	11,785	2,318,147,494.08	100.00	7.189	625	81.38	51.67	40.86

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2

Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted	Percent of	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Full	Average
	Mortgage	Principal	Principal	Gross	Credit	Original	Doc	Debt
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV	Loans	Ratio

0	2,852	530,748,765.05	22.90	7.512	625	83.13	49.13	40.50
6	70	11,699,397.14	0.50	7.754	637	82.86	44.52	40.89
12	865	237,279,104.45	10.24	7.048	640	80.09	43.09	41.30
18	24	4,384,457.26	0.19	7.023	653	80.17	35.71	41.46
24	6,129	1,198,316,227.68	51.69	7.130	621	81.35	51.70	40.93
30	31	5,846,730.08	0.25	7.388	616	78.67	41.27	36.65
36	1,429	273,149,399.04	11.78	6.856	633	79.06	63.74	41.01
48	2	325,690.01	0.01	8.845	512	76.46	100.00	40.54
60	383	56,397,723.37	2.43	7.465	622	82.16	56.34	40.74

Total:	11,785	2,318,147,494.08	100.00	7.189	625	81.38	51.67	40.86

Loans with Penalty: 77.10

			Percent of	Weighted	Weighted	Weighted	Percent of	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Full	Average
	Mortgage	Principal	Principal	Gross	Credit	Original	Doc	Debt
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV	Loans	Ratio

0.501 - 1.000	1	108,800.00	0.01	7.545	627	80.00	100.00	28.09
3.001 - 3.500	2	295,344.77	0.01	7.265	717	80.00	0.00	39.91
3.501 - 4.000	30	5,241,041.07	0.26	6.961	664	82.00	40.89	42.89
4.001 - 4.500	322	62,636,097.91	3.15	6.940	652	80.81	36.22	41.70
4.501 - 5.000	646	142,604,685.77	7.16	6.967	642	82.17	48.38	41.10
5.001 - 5.500	625	140,631,412.36	7.06	6.735	664	78.81	43.20	41.79
5.501 - 6.000	4,135	978,764,259.30	49.17	6.808	632	81.13	49.94	41.20
6.001 - 6.500	1,908	343,697,682.94	17.26	7.701	605	84.06	49.16	39.11
6.501 - 7.000	1,158	256,774,273.85	12.90	7.544	587	79.72	56.61	41.61
7.001 - 7.500	250	39,279,589.30	1.97	8.656	576	84.85	57.65	41.50
7.501 - 8.000	85	11,059,956.13	0.56	9.040	572	85.28	65.04	40.31
8.001 - 8.500	45	6,926,393.61	0.35	9.622	552	82.97	76.99	41.03
8.501 - 9.000	20	2,131,467.05	0.11	9.935	558	86.58	70.72	34.68
9.001 - 9.500	2	533,979.99	0.03	10.629	646	81.97	100.00	46.85
9.501 - 10.000	1	35,953.80	0.00	10.999	593	75.00	100.00	35.60
12.001 - 12.500	1	46,768.47	0.00	13.999	535	90.00	100.00	44.72

Total:	9,231	1,990,767,706.32	100.00	7.132	623	81.47	49.98	40.94

Min: 1.000
Max: 12.499
Weighted Average (>0): 6.001

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted	Percent of	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Full	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original	Doc	Debt
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV	Loans	Ratio

11.001 - 11.500	33	9,094,815.71	0.46	5.379	660	76.61	88.13	40.87
11.501 - 12.000	205	53,006,790.97	2.66	5.821	640	77.41	74.09	40.15
12.001 - 12.500	548	136,950,892.75	6.88	6.110	637	78.08	69.13	39.55
12.501 - 13.000	1,205	300,939,743.83	15.12	6.346	630	78.13	63.50	40.84
13.001 - 13.500	1,303	311,639,191.79	15.65	6.673	637	80.33	53.79	41.30
13.501 - 14.000	1,994	458,679,147.74	23.04	7.044	631	81.85	43.41	41.26
14.001 - 14.500	1,339	280,504,187.56	14.09	7.503	623	83.93	38.30	41.12
14.501 - 15.000	1,329	245,501,326.16	12.33	7.961	607	84.71	35.94	40.88
15.001 - 15.500	556	92,445,204.35	4.64	8.472	585	83.89	45.31	40.72
15.501 - 16.000	470	68,993,373.61	3.47	8.947	574	85.25	52.36	40.36
16.001 - 16.500	118	16,332,081.19	0.82	9.423	556	82.01	58.80	42.24
16.501 - 17.000	91	11,623,472.89	0.58	9.864	543	78.55	69.13	41.12
17.001 - 17.500	21	2,370,518.00	0.12	10.288	528	75.55	69.19	42.01
17.501 - 18.000	9	1,449,608.79	0.07	10.695	554	72.46	88.90	36.43
18.001 - 18.500	4	437,083.45	0.02	11.208	528	70.93	54.54	44.57
18.501 - 19.000	3	579,244.41	0.03	11.902	540	66.81	100.00	49.82
19.001 - 19.500	2	174,254.65	0.01	12.231	509	61.51	100.00	35.71
20.501 - 21.000	1	46,768.47	0.00	13.999	535	90.00	100.00	44.72

Total:	9,231	1,990,767,706.32	100.00	7.132	623	81.47	49.98	40.94

Min: 11.250
Max: 20.999
Weighted Average (>0): 13.813

			Percent of	Weighted	Weighted	Weighted	Percent of	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Full	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original	Doc	Debt
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV	Loans	Ratio

4.501 - 5.000	14	3,766,961.38	0.19	6.209	677	86.13	34.19	39.27
5.001 - 5.500	141	41,255,085.23	2.07	5.374	648	76.29	84.28	42.71
5.501 - 6.000	728	202,533,408.92	10.17	5.874	643	77.29	70.89	42.17
6.001 - 6.500	1,167	308,970,337.72	15.52	6.340	646	79.64	56.14	41.08
6.501 - 7.000	2,086	510,304,497.61	25.63	6.835	633	80.93	44.82	41.23
7.001 - 7.500	1,555	336,691,350.93	16.91	7.321	623	82.78	41.23	41.03
7.501 - 8.000	1,592	306,534,522.44	15.40	7.811	607	83.82	40.35	40.27
8.001 - 8.500	758	127,504,521.28	6.40	8.303	588	83.85	49.80	39.99
8.501 - 9.000	677	95,045,568.46	4.77	8.810	578	85.43	53.52	39.62
9.001 - 9.500	249	29,957,261.56	1.50	9.292	564	83.69	58.23	39.60
9.501 - 10.000	186	20,432,229.03	1.03	9.761	555	81.65	64.96	38.86
10.001 - 10.500	46	4,226,831.38	0.21	10.251	542	80.48	71.14	39.66
10.501 - 11.000	21	2,277,811.10	0.11	10.710	551	75.30	69.80	38.34
11.001 - 11.500	5	467,051.75	0.02	11.201	529	71.58	57.46	44.47
11.501 - 12.000	3	579,244.41	0.03	11.902	540	66.81	100.00	49.82
12.001 - 12.500	2	174,254.65	0.01	12.231	509	61.51	100.00	35.71
13.501 - 14.000	1	46,768.47	0.00	13.999	535	90.00	100.00	44.72

Total:	9,231	1,990,767,706.32	100.00	7.132	623	81.47	49.98	40.94

Min: 4.990
Max: 13.999
Weighted Average (>0): 7.129

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted	Percent of	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Full	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original	Doc	Debt
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV	Loans	Ratio

1.000	449	88,756,052.66	4.46	7.230	622	79.99	47.42	42.52
1.500	2,681	587,534,818.91	29.51	7.335	641	81.35	34.50	42.40
2.000	285	81,222,305.39	4.08	6.772	637	82.82	37.91	42.20
3.000	5,816	1,233,254,529.36	61.95	7.051	614	81.54	58.34	40.05

Total:	9,231	1,990,767,706.32	100.00	7.132	623	81.47	49.98	40.94

Min: 1.000
Max: 3.000
Weighted Average (>0): 2.427

			Percent of	Weighted	Weighted	Weighted	Percent of	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Full	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original	Doc	Debt
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV	Loans	Ratio

1.000	3,858	739,764,974.67	37.16	7.177	618	80.82	56.17	39.35
1.500	2,474	529,065,344.57	26.58	7.392	636	81.68	35.07	42.09
2.000	2,899	721,937,387.08	36.26	6.895	619	81.98	54.58	41.73

Total:	9,231	1,990,767,706.32	100.00	7.132	623	81.47	49.98	40.94

Min: 1.000
Max: 2.000
Weighted Average (>0): 1.496

			Percent of	Weighted	Weighted	Weighted	Percent of	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Full	Average
	Mortgage	Principal	Principal	Gross	Credit	Original	Doc	Debt
MI Coverage	Loans	Balance	Balance	Coupon	Score	LTV	Loans	Ratio

Coverage	3,492	730,343,328.92	31.51	7.366	619	88.69	59.09	40.55
No Coverage	8,293	1,587,804,165.16	68.49	7.107	628	78.01	48.26	41.01

Total:	11,785	2,318,147,494.08	100.00	7.189	625	81.38	51.67	40.86

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.